Reg. No. 33-61991
_____________________________________________________________________




                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549
                                ______________

                        PRE-EFFECTIVE AMENDMENT NO. 1
                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933


                           WPS Resources Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

                  Wisconsin                        39-1775292
        -------------------------------       -------------------
        (State or other jurisdiction of       (I.R.S. Employer
         incorporation or organization)       Identification No.)

                            700 North Adams Street
                               P. O. Box 19001
                         Green Bay, Wisconsin  54307
                              (414) 433-1464
                  -----------------------------------------
                      (Address, including zip code, and
                  telephone number, including area code, of
                  registrant's principal executive offices)

      DANIEL A. BOLLOM, President,             MICHAEL S. NOLAN
      and Chief Executive Officer               Foley & Lardner
       WPS Resources Corporation          777 East Wisconsin Avenue
700 North Adams Street, P.O. Box 19001    Milwaukee, Wisconsin 53202
      Green Bay, Wisconsin 54307       Telephone Number:  414-289-3608
   Telephone Number:  414-433-1464
          (Name, address, including zip code, and telephone number,
                  including area code, of agent for service)
                              _________________

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE
PUBLIC: At such time after the effective date of this registration statement, as the registrant shall determine in light of market conditions and other factors.

        If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ___

        If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. ___
                                 ___________

        The Registrant hereby amends Registration Statement Reg. No. 33-61991 on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission acting pursuant to said Section 8(a), may determine. The foregoing amendment affects only the facing page of the Registration Statement and the remaining portion of the Registration, including the Prospectus, are not changed by this Amendment.

                            PAGE  1  OF  2  PAGES
                                 ---    ---

PAGE

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Pre-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Green Bay, State of Wisconsin, on this 29th day of August, 1995.

                      WPS RESOURCES CORPORATION
                      (the "Company" or the "Registrant")


                       By:    /s/  Robert H. Knuth
                            -----------------------------------------
                             Robert H. Knuth
                             Assistant Vice President and Secretary


          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on August 29, 1995, by the following persons in the capacities indicated.



     Name                           Capacity
     ----                           --------


Daniel A. Bollom            President, Principal
                            Executive Officer and
                            Director
Patrick D. Schrickel        Principal Financial
                            Officer
A. Dean Arganbright         Director
Michael S. Ariens           Director
Richard A. Bemis            Director
Sister Lois Bush            Director
Robert C. Gallagher         Director
Kathryn Hasselblad-Pascale  Director
James L. Kemerling          Director             By: /s/ R. H. Knuth
                                                     ----------------
                                                        R. H. Knuth
                                                     Attorney-in-Fact

______________________      Director
Linus M. Stoll


          The required Powers of Attorney to R. H. Knuth were included on the signature pages of the original Registration Statement (Reg. No. 33-61991) dated August 22, 1995.




                                   S-1